TEMPLETON INSTITUTIONAL FUNDS, INC.
                    FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1995

                                                         ----------------------
                                                          Principal Underwriter:

                                                          Franklin Templeton
                                                          Distributors, Inc.
                                                          700 Central Avenue
                                                          St. Petersburg
                                                          Florida 33701-3628

                                                          Institutional Services
                                                          1-800-321-8563

                                                          Fund Information
                                                          1-800-362-6243

                                                          This  report  must  be
                                                          preceded            or
                                                          accompanied   by   the
                                                          prospectus    of   the
                                                          Templeton
                                                          Institutional   Funds,
                                                          Inc.      Like     any
                                                          investment          in
                                                          securities,  the value
                                                          of     The      Fund's
                                                          portfolio    will   be
                                                          subject to the risk of
                                                          loss   from    market,
                                                          currency,    economic,
                                                          political   and  other
                                                          factors,  as  well  as
                                                          investment   decisions
                                                          by   the    investment
                                                          manager which will not
                                                          always  be  profitable
                                                          or wise.  The Fund and
                                                          its  investors are not
                                                          protected   from  such
                                                          losses      by     the
                                                          investment    manager.
                                                          Therefore,   investors
                                                          who cannot accept this
                                                          risk should not invest
                                                          in shares of the Fund.
                                                          ---------------------


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

ARE NOT FDIC INSURED;
ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL
INSTITUTION;
ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.




ZT459 A 12/95

December 31, 1996

Dear Shareholder...

         1994 was a difficult year for US and Non-US equities and bonds. Money market instruments, however, generally offered good relative returns given an uncertain investment environment. Interest rates were rising, many emerging markets were being affected by adverse political and economic developments, including the Mexican monetary crisis, and there were signs of a global economic slowdown. It was a year that also witnessed the demise of several over-leveraged US hedge funds.

         At the beginning of 1995, given difficulties experienced in 1994, many investors were maintaining conservative portfolios. Our view, however, was more optimistic than the market consensus given our longer-term, five-year investment horizon. In last year's annual report, we viewed the market's pessimism as a buying opportunity for patient, fundamental investors. Our optimism had improved because the number of names on our bargain (buy) list had grown since the beginning of 1994 because many share prices had fallen significantly, yet their underlying long-term fundamentals, based on our analysis, remained relatively unchanged.

         It is therefore not surprising, given reasonable fundamentals and a reversal in the direction of interest rates, that performance for many financial markets (including many global stock markets) improved in 1995. Furthermore, performance results of many overseas stock markets, stated in US dollar terms, were enhanced by stronger local currencies. The Templeton Institutional Funds, Inc. Foreign Equity (South Africa Free) Series (the

                          TOTAL RETURNS AS OF 12/31/95
                                            One-Year          Cumulative
                                              Average           Since
                                            Annual 1,2       Inception 1,3
                                                               (05/03/93)

TIFI Foreign Equity (SAF) Series            13.27             43.31
MSCI EAFE ex SAI                             7.72             26.61

1        Past expense reductions by the Fund's manager increased the Fund's total returns.
2        Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.
3        The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.
         Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

[PHOTO OF JAMES CHANEY APPEARS HERE]

JAMES CHANEY IS A PORTFOLIO MANAGER AND RESEARCH ANALYST. HE CURRENTLY MANAGES THE TEMPLETON INSTITUTIONAL GROWTH AND FOREIGN EQUITY MUTUAL FUNDS, TWO VARIABLE ANNUITY PRODUCTS AND SEVERAL CORPORATE AND PUBLIC FUND SEPARATE ACCOUNTS. MR. CHANEY'S GLOBAL RESEARCH RESPONSIBILITIES INCLUDE MERCHANDISING, REGIONAL BANKS AND ENVIRONMENTAL COMPANIES.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION IN 1991, MR. CHANEY SPENT SIX YEARS WITH GE INVESTMENTS, WHERE HE WAS VICE PRESIDENT OF INTERNATIONAL EQUITIES. IN THAT CAPACITY, HE HAD NUMEROUS RESEARCH RESPONSIBILITIES AND ALSO MANAGED SEVERAL SEPARATE ACCOUNTS AND A START-UP MUTUAL FUND WHICH WAS A LIPPER-LISTED TOP QUARTILE PERFORMER. HE ALSO HAS ANOTHER SEVEN YEARS EXPERIENCE AS AN INTERNATIONAL CONSULTING ENGINEER AND PROJECT MANAGER FOR CAMP, DRESSER & MCKEE, INC., AND AMERICAN BRITISH CONSULTANTS.

MR. CHANEY RECEIVED A M.B.A., WITH HONORS FROM COLUMBIA UNIVERSITY, WHERE HE WAS A MEMBER OF THE BETA GAMMA SIGMA HONOR SOCIETY. HE RECEIVED HIS M.S. IN ENGINEERING FROM NORTHEASTERN UNIVERSITY AND HIS B.S. IN ENGINEERING FROM THE UNIVERSITY OF MASSACHUSETTS-AMHERST. MR. CHANEY IS A LICENSED AND REGISTERED ENGINEER.

continued

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY (SAF) SERIES letter continued

                      INDUSTRY DIVERSIFICATION ON 12/31/95
                             (% of Total Portfolio)

Utilities Electrical & Gas                            10.3%
Financial Services                                     7.9%
Telecommunications                                     7.4%
Multi-industry                                         6.0%
Food & Household Products                              5.7%
Insurance                                              5.3%
Business & Public Services                             4.6%
Energy Sources                                         4.3%
Forest Products & Paper                                3.5%

                            [PIE CHART APPEARS HERE}
                       GEOGRAPHIC DISTRIBUTION ON 12/31/95
                               ( of Equity Assets)

Europe                              58.5%
North America                        4.7%
Asia                                20.4%
Australia/New Zealand                8.9%
Latin America/Caribbean              7.5%

"Fund") remains unhedged and was also a beneficiary of this approach. Some markets, however, continued to be disappointing, particularly the emerging markets. Additionally, within most global stock markets, results varied amongst industry sectors and individual stocks, given mixed earnings results.

         The two most interesting developments in 1995 were the exceptional performance gains of the US stock market and the recent weakening of the Japanese Yen, which generally remains uncorrelated to movements of other major currencies. Interestingly, despite strong US stock markets and foreign exchange volatility concerns, US institutional and retail investor contributions into global and international stock funds remained strong.

         Within this environment, the Fund outperformed the unmanaged Morgan Stanley Capital International Europe Australia and Far East (excluding South Africa Involvement) Index ("MSCI EAFE ex SAI") for 1995, returning 13.4% against the index return of 7.7%. The Fund also returned 2.7% versus the MSCI EAFE ex SAI return of 4.5% for the quarter ending December 31, 1995. Since its inception on May 3, 1993, the Fund has provided a 14.5% average annual return against the MSCI EAFE ex SAI index return of 8.3%.

         The 1995 performance relative to the benchmark index is primarily attributable to several key factors. Most importantly, the portfolio remained underweighted in the Japanese market which underperformed the index, despite a strong fourth quarter. Performance was also enhanced by maintaining share positions in the United Kingdom, Hong Kong, Sweden and Spain. Alternatively, many of the Fund's emerging markets holdings continued to underperform the index.

         Portfolio turnover in 1995 remained low, with geographic and industry weightings fluctuating through the year, due to share price appreciation, depreciation, and buying and selling of shares. Overall, on a geographic perspective, the Fund's Continental European weigHting has increased, while its Far Eastern emerging markets and United Kingdom weightings have fallen. The Fund's Japanese weighting has also increased, but is anticipated to remain significantly underweighted relative to the MSCI EAFE index. Valuations of most Japanese shares remain expensive based on our valuation criteria. We have been fortunate, however, to discover several new Japanese shares which are now held in the Fund. These opportunities may benefit from recent regulatory changes. For example, Japanese companies are now permitted to repurchase shares, a shareholder value enhancing alternative which was previously prohibited.

         Additionally, the Fund's assets decreased to $16 million at the end of 1995, compared to $40 million as of the end of 1994. With a number of shareholders removing South Africa investment restrictions in 1995, many transferred to the Fund's sister product, the Foreign Equity Series. The Fund's share price, as measured by net asset value,

                        10 LARGEST POSITIONS ON 12/31/95
                             (% of Total Portfolio)
U.S. Treasury Note,
8.875% 2/15/96                                       2.6%
Electricidad de Caracas                              1.9%
Ing Groep NV                                         1.7%
Iberdrola SA                                         1.7%
Canadian Imperial Bank
of Commerce                                          1.6%
Svenska Handelsbanken                                1.6%
Societe General de Surveillance
Holdings                                             1.6%
Banco Bilbao Vizcaya                                 1.6%
Vetropack AG                                         1.5%
Aegon NV                                             1.5%

                            [PIE CHART APPEARS HERE]
                        FUND ASSET ALLOCATION ON 12/31/95

Short-term & other                          11.7%
Equity*                                     88.3%

*Equity includes convertible and preferred stocks

was $6.81 at December 31, 1995, compared to $8.13 at December 31, 1994. Shareholders received $0.57 per share in dividend income and $1.73 per share in capital gains in 1995.

         We are now entering the second half of the 1990's and are probably somewhere near or beyond the mid-point of the current global economic cycle. Most financial markets have been good performers over the past five years and are typically valued above historical averages. These results are often attributed to low sustainable inflation, economic liberalization of emerging nations and the spread of democracy and capitalism into former communist countries. Are these assumptions reasonable and, more importantly, will 1996 offer good or poor investment returns, particularly in the international markets? We do not really know, nor does anyone else.

         We believe, however, that our overall level of optimism for long-term prospects of international shares remain unchanged. For example, the number of international investment opportunities on our bargain list is about equal to those in January 1995. These stocks today, on an absolute basis, are typically being priced in global markets at levels similar to last year's valuations. Many of these stocks are also viewed as being more attractive than US peers, which seems logical given the recent appreciation of the US stock market. The source of funds (sell) list is also about the same size as last year. Throughout 1995, the general composition of these lists did not change significantly, except in the emerging markets arena, where the number of shares on the bargain list increase in the first half of the year, and subsequently fell in the second half due to long-term earnings revisions and/or share price changes.

         The emerging markets have no doubt been volatile and will continue to be so going forward. We will, however, continue to maintain investments in the emerging markets arena, despite poor performance in 1994 and 1995. We continue to identify investment opportunities in Far Eastern markets and in Eastern European markets like the Czech Republic. India also deserves further investigation.

         In Europe, economic turmoil due to Maastricht compliance concerns may also continue to provide us with investment opportunities in France and Italy. Alternatively, many shares in Scandinavia and the United Kingdom are viewed as being less attractive than last year.

         Our best ideas generally remain focused on several themes. More specifically, many of our potential bargains are shares of companies that are considered special situations. These companies are typically focused on restructuring, turnaround and/or consolidation activities. Other recommendations include shares which offer strong cash flow and stable earnings.

         1996 should be much like every year, one filled with potential opportunities. In searching for opportunities, we continue to vigorously research each individual security purchased for the Fund. In addition, we try to purchase securities that we believe are fundamentally

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY (SAF) SERIES letter continued
                              [GRAPH APPEARS HERE]
                         Total Return Index Comparison1
                   $5,000,000 Investment: 05/03/93 - 12/31/95

                                     INCEPT
                                     (Millions)       12/95

TIFI Foreign Equity (SAF) Series     $5                $7,165,500
MSCI EAFE Ex SAI Index               $5                $6,180,378
CPI Index                            $5                $5,325,203

Period ended December 31, 1995

                                                                   Since
                                                                 Inception
                                                     One-Year    (05/03/93)
Average Annual Total Return 1,2                      13.27%            14.48%
Cumulative Total Return 1,3                          13.27%            43.31%

1        Past expense reductions by the Fund's manager increased the Fund's total returns.

2 Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

3 The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

         Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.



inexpensive. There are, of course, general risks involved with international investing related to market, currency, economic, political and other factors. These risks are discussed in the Fund's prospectus.

         We realize your expectations are high. We respect the confidence you have shown in our organization by placing your assets in our care, and we are dedicated to the tasks at hand. We thank you for your continued relationship with the Templeton organization.

Sincerely,



/s/DONALD F. REED
Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.



/s/JAMES E. CHANEY
James E. Chaney, P.E.
Senior Vice President
Templeton Investment Counsel, Inc.



For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                      MAY 3, 1993
                                                        YEAR ENDED DECEMBER 31                      (COMMENCEMENT OF
                                                       ---------------------------                   OPERATIONS) TO
                                                            1995                  1994              DECEMBER 31, 1993
                                                       ----------------      ----------------       ------------------

Net asset value, beginning of period                    $8.13                 $12.50                $10.00
                                                       ----------            -----------            ---------

Income from investment operations:
     Net investment income                                .62                   .32                    .10
     Net realized and unrealized gain (loss)              .36                  (.55)                  2.77
                                                       ----------            ------------           ----------
Total from investment operations                          .98                  (.23)                  2.87
                                                       ----------            ------------           ----------

Distributions:
     Dividends from net investment income                (.57)                 (.21)                  (.06)
     Distributions from net realized gains              (1.73)                (3.93)                  (.31)
                                                       ----------------      ----------------       ----------------
Total distributions                                     (2.30)                (4.14)                  (.37)
                                                       ----------------      ----------------       ----------------
Change in net asset value                               (1.32)                (4.37)                  2.50
                                                       ----------------      ----------------       ----------------
Net asset value, end of year                             $6.81                 $8.13                 $12.50
                                                       ================      ================       ================

TOTAL RETURN *                                          13.27%                (1.94)%                28.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                         $17,445                 $39,576                $93,006
Ratio of expenses to average net assets                  1.05%                 1.05%                  1.01%**
Ratio of expenses, net of reimbursement,
     to average net assets                               1.00%                 1.00%                  1.00%**
Ratio of net investment income to average
     net assets                                          3.04%                 2.04%                  1.58%**
Portfolio turnover rate                                 66.65%                34.26%                 82.52%



*Not annualized in periods of less than one year.
**Annualized.


                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY  (SOUTH AFRICA FREE) SERIES
-------------------------------------------------------------------------------
Investment Portfolio,  December 31, 1995


Industry                 Issue                                   Country          Shares           Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS: 81.1%
-----------------------------------------------------------------------------------------------------------
Banking:13.6%
     Argentaria Corporacion Bancaria de Espana SA, ADR          Sp.                 11,000        $221,375
     Australia & New Zealand Banking Group Ltd.                 Aus.                56,000         262,635
     Banco Bilbao Vizcaya                                       Sp.                  7,500         270,198
     Banco de Andalucia                                         Sp.                    800         116,735
     Banco Portugues de Investimento SA                         Port.                6,600          78,887
     Barclays PLC                                               U.K.                12,000         137,719
     Canadian Imperial Bank of Commerce                         Can.                 9,500         282,707
     Daegu Bank Co. Ltd.                                        Kor.                 5,500          84,427
     HSBC Holdings PLC                                          H.K.                17,391         263,142
   * Komercni Banka AS                                          Csk.                 1,000          53,814
   * Komercni Banka AS, GDR, 144A                               Csk.                 2,000          36,400
     National Bank of Canada                                    Can.                20,900         170,320
   * Sparbanken Sverige AB, A                                   Swe.                 9,550         121,488
     Svenska Handelsbanken, A                                   Swe.                13,500         280,469
                                                                                           ----------------
                                                                                                 2,380,316
-----------------------------------------------------------------------------------------------------------
Building Materials & Components: 1.1%
     Pioneer International Ltd.                                 Aus.                74,000         190,852
-----------------------------------------------------------------------------------------------------------
Business & Public Services: 4.4%
     Esselte AB, A                                              Swe.                16,500         248,402
     Societe Generale de Surveillance Holdings Ltd., br.        Swtz.                  140         277,937
   * Welsh Water PLC                                            U.K.                20,333         244,725
                                                                                           ----------------
                                                                                                   771,064
-----------------------------------------------------------------------------------------------------------
Chemicals: 0.7%
     European Vinyls Corp. EVC International NV                 Neth.                4,600         119,730
-----------------------------------------------------------------------------------------------------------
Construction & Housing: 1.6%
     Daito Trust Construction Co. Ltd.                          Jpn.                17,000         200,804
     Kyudenko Corp.                                             Jpn.                 6,000          79,005
                                                                                           ----------------
                                                                                                   279,809
-----------------------------------------------------------------------------------------------------------
Electronic Components & Instruments: 1.0%
     BICC                                                       U.K.                42,000         180,022
-----------------------------------------------------------------------------------------------------------
Energy Sources: 4.3%
   * MOL Magyar Olay - Es Gazipari RT, GDS 144A                 Hun.                 9,483          77,049
     Repsol SA                                                  Sp.                  6,300         206,451
     Saga Petroleum AS, A                                       Nor.                16,000         213,448
     Societe Elf Aquitane SA                                    Fr.                  3,503         258,093
                                                                                           ----------------
                                                                                                   755,041
-----------------------------------------------------------------------------------------------------------
Financial Services: 6.5%
   * Capital Portugal Fund                                      Port.                2,300         194,772
     Chile Fund Inc.                                            Chil.                4,100         106,600
   * Creditanstalt Cesky Investicni Fond                        Csk.                 2,456          56,735
   * India Fund, B                                              Ind.                65,000         103,972
     Korea International Trust                                  Kor.                     2         104,000
     Singapore Fund                                             Sing.               13,634         182,355
     Thai Fund Inc.                                             Thai.               10,852         242,814
   * Turkish Growth Fund                                        Tur.                14,000         145,250
                                                                                           ----------------
                                                                                                 1,136,498
-----------------------------------------------------------------------------------------------------------
Food & Household Products: 5.7%
     Albert Fisher Group PLC                                    U.K.               274,000         204,249
     Cafe de Coral Holdings Ltd.                                H.K.               864,000         196,656
     Hillsdown Holdings PLC                                     U.K.                86,169         226,155
     PT Japfa Comfeed Indonesia, fgn.                           Indo.               69,000          33,949
     Vetropack AG                                               Swtz.                   90         271,131
     Vitro SA                                                   Mex.                39,000         $60,661
                                                                                           ----------------
                                                                                                   992,801
-----------------------------------------------------------------------------------------------------------
Forest Products & Paper: 3.5%
     Carter Holt Harvey Ltd.                                    N.Z.                89,000         192,006
     Metsa Serla OY, B                                          Fin.                 2,500          76,957
     PT Barito Pacific Timber, fgn.                             Indo.               72,000          52,744
     PT Pabrik Kertas Tjiwi Kimia, fgn.                         Indo.               55,482          50,957
     Stora Kopparbergs Bergslags AB, B                          Swe.                19,500         233,385
                                                                                           ----------------
                                                                                                   606,049
-----------------------------------------------------------------------------------------------------------
Health & Personal Care: 2.7%
     Ares-Serono SA, B                                          Swtz.                  320         224,707
     Hafslund Nycomed SA, B                                     Nor.                10,000         253,390
                                                                                           ----------------
                                                                                                   478,097
-----------------------------------------------------------------------------------------------------------
Insurance: 5.3%
     Aegon NV                                                   Neth.                6,000         265,901
     Ing Groep NV                                               Neth.                4,500         301,105
     London Insurance Group Inc.                                Can.                 8,900         180,099
   * Zuerich Versicherung, new                                  Swtz.                  600         179,454
                                                                                           ----------------
                                                                                                   926,559
-----------------------------------------------------------------------------------------------------------
Machinery & Engineering: 1.8%
     Hitachi Koki Co. Ltd.                                      Jpn.                 9,000          81,561
     VA Technologie AG, br., 144A                               Aust.                1,800         228,266
                                                                                           ----------------
                                                                                                   309,827
-----------------------------------------------------------------------------------------------------------
Merchandising: 1.3%
     Koninklijke Bijenkorf Beheer NV (KBB)                      Neth.                2,000         132,326
     Kwik Save Group PLC                                        U.K.                11,000          86,098
                                                                                           ----------------
                                                                                                   218,424
-----------------------------------------------------------------------------------------------------------
Metals & Mining: 3.1%
   * Inmet Mining Corp.                                         Can.                 9,500          69,589
     Renison Goldfields Consolidated Ltd.                       Aus.                48,459         241,315
   * Union Miniere NPV                                          Bel.                 3,400         227,013
                                                                                           ----------------
                                                                                                   537,917
-----------------------------------------------------------------------------------------------------------
Multi-Industry: 6.0%
     Amer Group Ltd., A                                         Fin.                10,000         155,981
   * BTR PLC, A                                                 Aus.                28,215         137,778
     Hutchison Whampoa Ltd.                                     H.K.                42,500         258,875
     Jardine Matheson Holdings Ltd.                             H.K.                31,877         218,357
     Swire Pacific Ltd., A                                      H.K.                29,000         225,024
   * Waste Management International PLC, ADR                    U.K.                 4,000          43,000
                                                                                           ----------------
                                                                                                 1,039,015
-----------------------------------------------------------------------------------------------------------

Real Estate: 1.2%
     Bail Investissement                                        Fr.                  1,250         212,375
-----------------------------------------------------------------------------------------------------------
Telecommunications: 4.4%
     Compania de Telecomunicaciones de Chile SA, ADR            Chil.                1,250         103,594
     Philippine Long Distance Telephone Co., GDR, 144A          Phil.                5,500         171,188
   * SPT Telecom AS                                             Csk.                   400          37,801
     STET (Sta Finanziaria Telefonica Torino) SPA, di Risp      Itl.               107,000         218,008
     Telefonica de Espana SA                                    Sp.                 17,000         235,449
                                                                                           ----------------
                                                                                                   766,040
-----------------------------------------------------------------------------------------------------------
Transportation: 1.1%
     Brambles Industries Ltd.                                   Aus.                16,500         183,955
-----------------------------------------------------------------------------------------------------------
Utilities Electrical & Gas: 10.3%
     British Gas PLC                                            U.K.                55,500         218,925
   * CEZ                                                        Csk.                 3,400         122,913
     Electricidad de Caracas                                    Venz.              483,233         330,221
     Endesa-Empresa Nacional de Electricidad SA                 Sp.                  3,400         192,564
     Evn Energie-Versorgung Niederoesterreich AG                Aust.                1,450         198,965
     Gesa-Gas y Electricidad SA                                 Sp.                  2,350         131,546
     Iberdrola SA                                               Sp.                 32,500         297,403
   * National Grid Holdings PLC                                 U.K.                15,974         $49,615
     Shandong Huaneng Power                                     Chn.                17,000         114,750
     South Wales Electricity                                    U.K.                 9,900         144,060
                                                                                           ----------------
                                                                                                 1,800,962
-----------------------------------------------------------------------------------------------------------
Wholesale & International Trade: 1.5%
     Brierley Investments Ltd.                                  N.Z.               320,000         253,131
                                                                                           ----------------
                                                                                           ----------------
Total Common Stocks: (cost $13,128,411)                                                         14,138,484
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 2.3%
     Nacional Financiera SA, conv. pfd.                         Mx.                  5,815         191,895
     Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR        Braz.                3,500         165,813
     Welsh Water PLC, pfd.                                      U.K.                21,000          35,548
                                                                                           ----------------
Total Preferred Stocks (cost $335,377)                                                             393,256

-------------------------------------------------------------------------------

                                                                            Principal in
                                                                            Local Currency**
-----------------------------------------------------------------------------------------------------------
BONDS: 4.9%
     Cia de Inversiones en Telecomunicaciones SA, 7.00%, 3/3/98 U.S.                 2,880         167,040
     PIV Investment Finance (Cayman) Ltd., 4.50%, conv., 12/1/00U.S.               290,000         242,150
     U.S. Treasury Note, 8.875%, 2/15/96                        U.S.               450,000         451,899
                                                                                           ----------------
Total Bonds (cost $835,094)                                                                        861,089
-----------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 8.1% (cost $1,421,130)
     U.S. Treasury Bills,  4.65% to 5.28%, with
         maturities to 3/14/96                                  U.S.             1,430,000       1,421,777
-----------------------------------------------------------------------------------------------------------
Total Investments: 96.4%  (cost $15,720,012)                                                    16,814,606
Other Assets, less liabilities: 3.6%                                                               631,131
                                                                                           ================
Net Assets: 100.0%                                                                             $17,445,737
                                                                                           ================
                                                                                           ----------------


   * Non-income producing.
  ** Principal amount in currency of countries indicated.


                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
FINANCIAL STATEMENTS
-----------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

Assets:
       Investments in securities, at value
             (identified cost $15,720,012)                          $16,814,606
       Cash                                                             195,573
       Receivables:
             Investment securities sold                                 268,649
             Dividends and interest                                     242,810
       Unamortized organization costs                                     3,395
                                                                   ------------
                 Total assets                                        17,525,033
                                                                   ------------

Liabilities:
       Payables for investment securities purchased                      11,875
       Accrued expenses                                                  67,421
                                                                   ------------
                 Total liabilities                                       79,296
                                                                  -------------
Net assets, at value                                                $17,445,737
                                                                  =============


Net assets consist of:
       Unrealized appreciation on investments                        $1,055,965
       Distribution in excess of net realized gain                    (140,280)
       Net capital paid in on shares of
             capital stock                                           16,530,052
                                                                  -------------
Net assets, at value                                                $17,445,737
                                                                 ==============

Shares outstanding                                                    2,562,747
                                                                 ==============

Net asset value per share
       ($17,445,737 / 2,562,747)                                          $6.81
                                                                 ==============







                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
FINANCIAL STATEMENTS (CONT.)
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

Investment income: (net of $147,724 foreign taxes withheld)
     Dividends                                                             $1,079,106
     Interest                                                                 329,613
                                                                      ---------------
          Total income                                                                         $1,408,719
Expenses:
     Management fees (Note 4 )                                                243,952
     Administrative fees (Note 4)                                              34,346
     Custodian fees                                                            48,867
     Reports to shareholders                                                    2,300
     Audit fees                                                                14,373
     Registration and filing fees                                              17,130
     Directors' fees and expenses                                               1,900
     Amortization of organization costs                                         1,424
     Other                                                                      1,995
                                                                      ----------------
          Total expenses                                                      366,287
     Less expenses reimbursed (Note 4)                                        (17,998)
                                                                       ---------------
          Total expenses less reimbursement                                                      348,289
                                                                                            -------------

              Net investment income                                                            1,060,430

Realized and unrealized gain (loss): Net realized gain (loss) on:
            Investments                                                     3,511,376
            Foreign currency transactions                                     (11,277)
                                                                        --------------
                                                                            3,500,099
                                                                        --------------

     Net unrealized depreciation on:
          Investments                                                        (285,627)
          Foreign currency translations of other assets and liabilities       (38,629)
                                                                        --------------
                                                                             (324,256)
                                                                        --------------
          Net realized and unrealized gain                                                     3,175,843
                                                                                             -------------

Net increase in net assets resulting from operations                                          $4,236,273
                                                                                            ==============


                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
FINANCIAL STATEMENTS (CONT.)
----------------------------------------------------------------------------




STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                                      1995              1994
                                                                                -------------       -------------
Increase (decrease) in net assets:
     Operations:
        Net investment income                                                   $1,060,430             $1,405,482
        Net realized gain on investments and foreign currency transactions       3,500,099             11,933,455
        Net unrealized depreciation                                              (324,256)           (14,496,288)
                                                                                --------------      --------------
               Net increase (decrease) in net assets resulting from operations   4,236,273             (1,157,351)

     Distributions to shareholders:
        From net investment income                                               (1,304,156)              (978,249)
        From net realized capital gain                                           (4,691,584)           (20,207,441)

     Capital share transactions (Note 3)                                        (20,371,275)           (31,086,005)
                                                                                ---------------     --------------
               Net decrease in net assets                                       (22,130,742)           (53,429,046)

Net assets:
     Beginning of year                                                           39,576,479             93,005,525
                                                                                ----------------     --------------
     End of year                                                                $17,445,737            $39,576,479
                                                                                ================     ==============






                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
-----------------------------------------------------------------------------
FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF ACCOUNTING POLICIES
Foreign Equity (South Africa Free) Series (the Fund) is a separate series of Templeton Institutional Funds, Inc. (the Company) which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATION:
Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.


B. FOREIGN CURRENCY TRANSACTIONS:
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C.  INCOME TAXES:
 It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:
Organization costs are being amortized on a straight line basis over a five year period.

TEMPLETON INSTITUTIONAL FUNDS, INC.
TEMPLETON FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)


E. SECURITY TRANSACTIONS, INVESTMENT INCOME DISTRIBUTIONS, AND EXPENSES:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies held by the Fund. Distributions are recorded on the ex-dividend date.

2.  MERGER OF TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY (SOUTH AFRICA
    FREE) SERIES

On January 29, 1996, the net assets of the Fund were acquired by the Templeton Institutional Fund, Inc. Foreign Equity Series pursuant to a plan of reorganization approved by the Funds shareholders. The merger was accomplished by a tax free exchange of shares of the Fund for shares of the Templeton Institutional Fund, Inc. Foreign Equity Series.


3.  TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1995, there were 700 million shares of the Company's ($0.01 par value) capital stock of which 30 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                 YEAR  ENDED                              YEAR ENDED
                                                 DECEMBER 31, 1995                     DECEMBER 31, 1994
                                                -------------------                    ------------------

                                                  SHARES            AMOUNT                   SHARES            AMOUNT
Shares sold                                         1,506,152       $12,070,904              436,822         $5,000,491
Shares    issued   in    reinvestment    of
distributions                                       1,191,896         8,688,115            1,647,939         15,467,056
Shares redeemed                                   (5,004,923)      (41,130,294)          (4,657,485)       (51,553,552)
                                             -----------------                       ----------------
Net decrease                                      (2,306,875)     ($20,371,275)          (2,572,724)      ($31,086,005)
-------------------------------------------- =================  ================  ====================  ==================

4.  INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Certain officers of the Company are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
-----------------------------------------------------------------------------
TEMPLETON FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS(CONT.)

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through December 31, 1995. The amount of reimbursement for the year ended December 31, 1995 is set forth in the Statement of Operations. For the year ended December 31, 1995, FTD and FTIS received no amounts with respect to the Fund.



5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 aggregated $20,744,914 and $44,538,218, respectively. The cost of securities for federal income tax purposes is $16,200,954. Realized gains and losses are reported on an identified cost basis.

At  December  31,  1995,  the  aggregate  gross   unrealized   appreciation  and
depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:


         Unrealized appreciation                              $1,651,721
         Unrealized depreciation                              ( 1,038,069)
                                                              ------------
         Net unrealized appreciation                          $   613,652
                                                              ===========

TEMPLETON INSTITUTIONAL FUNDS, INC.
----------------------------------------------------------------------------
FOREIGN EQUITY (SOUTH AFRICA FREE) SERIES
----------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Foreign Equity (South Africa Free) Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Foreign Equity (South Africa Free) Series of Templeton Institutional Funds, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity (South Africa Free) Series of Templeton Institutional Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.




/s/MCGLADREY & PULLEN, LLP


New York, New York
January 31, 1996